                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08471

Morgan Stanley Aggressive Equity Fund
               (Exact name of registrant as specified in charter)

 1221 Avenue of the Americas, New York, New York          10020
     (Address of principal executive offices)           (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: July 31, 2005

Date of reporting period: July 31, 2005


Item 1 - Report to Shareholders

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY AGGRESSIVE EQUITY FUND PERFORMED DURING THE ANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE FUND'S FINANCIAL STATEMENTS AND A LIST OF FUND INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the year ended July 31, 2005

TOTAL RETURN FOR THE 12 MONTHS ENDED JULY 31, 2005

                                             RUSSELL             LIPPER
                                             3000(R)          MULTI-CAP
                                              GROWTH             GROWTH
CLASS A    CLASS B    CLASS C    CLASS D    INDEX(1)     FUNDS INDEX(2)
  26.50%     25.69%     25.66%     26.86%      13.81%             18.89%

THE PERFORMANCE OF THE FUND'S FOUR SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE FUND'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES. SUCH COSTS WOULD LOWER PERFORMANCE. SEE PERFORMANCE SUMMARY FOR STANDARDIZED PERFORMANCE AND BENCHMARK INFORMATION.

MARKET CONDITIONS

Despite volatility, uncertainty and changing market sentiment, the domestic stock market posted strong returns for the 12-month period ending July 31, 2005. While this advance was broad, small and mid capitalization stocks generally outpaced their larger counterparts.

As the fiscal year opened, investors were distracted by rising oil prices, the pace of economic growth, inflation, and the intentions of the Federal Reserve (the "Fed"). The prospect of terrorist disruption at the Olympics, the conflict in Iraq and the November U.S. presidential election added to investors' unease. As the months progressed, sentiment improved and stocks gained ground. The Olympics and presidential election passed without major incident, the economy appeared to be on track for moderate growth, and investors seemed to come to terms with the Fed's "measured" rate hikes. Against this backdrop, stocks surged in a fourth-quarter rally.

However, the market sold off sharply early in 2005 as investors sought to lock in 2004's gains. Earlier anxieties resurfaced. As oil prices soared and inflationary pressures loomed, investors feared for the future pace of U.S. economic growth. Maintaining the course it set in 2004, the Federal Open Market Committee continued to increase the federal funds target rate at each of its meetings in 2005. While short-term interest rates increased, long-term rates fell, and this flattening of the yield curve concerned some investors who believed it indicated looming trouble.

In the final months of the reporting period, the market changed direction once again. Although oil prices remained high and the prospect for additional rate increases appeared likely, investor sentiment notably improved. Encouraging economic data, increased consumer confidence, waning inflationary fears, and many solid corporate earnings announcements boosted the stock market.

PERFORMANCE ANALYSIS

Morgan Stanley Aggressive Equity Fund outperformed the Russell 3000(R) Growth Index and the Lipper Multi-Cap Growth Funds Index for the 12 months ended July 31, 2005, assuming no deduction of applicable sales charges. Broad strength in stock selection and favorable allocations across sectors drove Fund's performance. Financial services, consumer discretionary and technology contributed most significantly. Within financial services, the Fund was well served by its overall underweighting relative to the Russell benchmark, as well as by individual stock performance. Diversified financial services, financial information services, multi-line insurance, and investment management services were notable buoys to performance. Also on the upside, our investment discipline resulted in an overweighting in consumer discretionary stocks, with particular strength in consumer electronics, casino and gambling, and commercial services companies. Within technology, the Fund benefited from an overall underweighting versus the benchmark; as well as from stock selection. Positioning in computer services software and electronics were especially advantageous.

Superior stock selection within the energy and the materials-and-processing sectors further propelled the Fund's advance, with robust gains in crude oil producers and building materials, respectively.

While the Fund outperformed its benchmark by a wide margin, not all areas contributed with equal strength. Integrated oil, multi-industry, and consumer staples posted more muted gains. Additionally, underweights versus the benchmark within producer durables and health care were slightly disadvantageous.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE FUND IN THE FUTURE.

TOP 10 HOLDINGS

Ultra Petroleum Corp. (Canada)                          6.3%
eBay Inc.                                               5.9
Corporate Executive Board Co. (The)                     5.2
Google, Inc. (Class A)                                  5.2
Getty Images, Inc.                                      4.2
Carnival Corp. (Panama)                                 3.6
America Movil S.A. de C.V. (Series L) (ADR) (Mexico)    3.4
Monsanto Co.                                            3.2
Station Casinos, Inc.                                   3.1
Electronic Arts Inc.                                    3.0

TOP FIVE INDUSTRIES

Other Consumer Services                                 9.0%
Internet Software/Services                              7.8
Casino/Gaming                                           7.0
Oil & Gas Production                                    6.7
Advertising/Marketing Services                          6.2

DATA AS OF JULY 31, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP 10 HOLDINGS AND TOP FIVE INDUSTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE FUND NORMALLY INVESTS AT LEAST 80 PERCENT OF ITS ASSETS IN COMMON STOCKS AND OTHER EQUITY SECURITIES OF U.S. OR FOREIGN COMPANIES THAT OFFER THE POTENTIAL FOR SUPERIOR EARNINGS GROWTH IN THE OPINION OF THE FUND'S "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC. THE FUND'S OTHER EQUITY SECURITIES MAY INCLUDE PREFERRED STOCK, DEPOSITARY RECEIPTS OR SECURITIES CONVERTIBLE INTO COMMON STOCK.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

HOUSEHOLDING NOTICE

TO REDUCE PRINTING AND MAILING COSTS, THE FUND ATTEMPTS TO ELIMINATE DUPLICATE MAILINGS TO THE SAME ADDRESS. THE FUND DELIVERS A SINGLE COPY OF CERTAIN SHAREHOLDER DOCUMENTS, INCLUDING SHAREHOLDER REPORTS, PROSPECTUSES AND PROXY MATERIALS, TO INVESTORS WITH THE SAME LAST NAME WHO RESIDE AT THE SAME ADDRESS. YOUR PARTICIPATION IN THIS PROGRAM WILL CONTINUE FOR AN UNLIMITED PERIOD OF TIME UNLESS YOU INSTRUCT US OTHERWISE. YOU CAN REQUEST MULTIPLE COPIES OF THESE DOCUMENTS BY CALLING (800) 350-6414, 8:00 A.M. TO 8:00 P.M., ET. ONCE OUR CUSTOMER SERVICE CENTER HAS RECEIVED YOUR INSTRUCTIONS, WE WILL BEGIN SENDING INDIVIDUAL COPIES FOR EACH ACCOUNT WITHIN 30 DAYS.

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PERFORMANCE SUMMARY

[CHART]

PERFORMANCE OF $10,000 INVESTMENT

                                                                       RUSSELL 3000(R)
($ IN THOUSANDS)   CLASS A~~    CLASS B~~    CLASS C~~    CLASS D~~       GROWTH(1)       LIPPER(2)
Feb-1999          $     9,475  $    10,000  $    10,000  $    10,000  $          10,000  $    10,000
Apr-1999          $    10,138  $    10,680  $    10,680  $    10,700  $          10,424  $    10,620
Jul-1999          $    10,299  $    10,840  $    10,840  $    10,890  $          10,481  $    10,892
Oct-1999          $    11,162  $    11,720  $    11,720  $    11,800  $          11,168  $    11,477
Jan-2000          $    14,137  $    14,820  $    14,820  $    14,960  $          12,516  $    14,125
Apr-2000          $    14,241  $    14,900  $    14,900  $    15,080  $          13,328  $    14,950
Jul-2000          $    14,440  $    15,080  $    15,080  $    15,300  $          13,014  $    14,844
Oct-2000          $    14,989  $    15,620  $    15,620  $    15,880  $          12,263  $    14,554
Jan-2001          $    13,160  $    13,687  $    13,687  $    13,950  $           7,872  $    12,804
Apr-2001          $    11,288  $    11,719  $    11,719  $    11,963  $           9,096  $    10,949
Jul-2001          $    10,352  $    10,718  $    10,718  $    10,976  $           8,557  $    10,119
Oct-2001          $     9,265  $     9,580  $     9,580  $     9,841  $           7,439  $     8,435
Jan-2002          $     9,806  $    10,118  $    10,118  $    10,412  $           8,012  $     9,127
Apr-2002          $     9,666  $     9,958  $     9,970  $    10,275  $           7,342  $     8,520
Jul-2002          $     8,111  $     8,348  $     8,360  $     8,635  $           6,088  $     6,797
Oct-2002          $     7,927  $     8,143  $     8,143  $     8,441  $           5,972  $     6,697
Jan-2003          $     7,484  $     7,663  $     7,674  $     7,974  $           5,733  $     6,482
Apr-2003          $     7,722  $     7,891  $     7,903  $     8,225  $           6,240  $     7,018
Jul-2003          $     8,327  $     8,497  $     8,508  $     8,886  $           6,859  $     7,858
Oct-2003          $     9,072  $     9,239  $     9,250  $     9,672  $           7,367  $     8,582
Jan-2004          $     9,634  $     9,787  $     9,798  $    10,275  $           7,872  $     9,146
Apr-2004          $     9,342  $     9,479  $     9,490  $     9,979  $           7,671  $     8,929
Jul-2004          $     9,007  $     9,113  $     9,125  $     9,626  $           7,455  $     8,676
Oct-2004          $     9,644  $     9,753  $     9,764  $    10,321  $           7,627  $     9,075
Jan-2005          $    10,087  $    10,187  $    10,198  $    10,799  $           7,947  $     9,570
Apr-2005          $     9,688  $     9,753  $     9,764  $    10,378  $           7,694  $     9,126
Jul-2005          $    11,394  $    11,454  $    11,466  $    12,212  $           8,484  $    10,315

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JULY 31, 2005

                           CLASS A SHARES*     CLASS B SHARES**      CLASS C SHARES+     CLASS D SHARES++
                          (SINCE 02/24/99)     (SINCE 02/24/99)     (SINCE 02/24/99)     (SINCE 02/24/99)
SYMBOL                               AEQAX                AEQBX                AEQCX               AEQDX
1 YEAR                               26.50%(3)            25.69%(3)            25.66%(3)            26.86%(3)
                                     19.86(4)             20.69(4)             24.66(4)                --
5 YEARS                              (4.63)(3)            (5.35)(3)            (5.33)(3)            (4.41)(3)
                                     (5.65)(4)            (5.69)(4)            (5.33)(4)               --
SINCE INCEPTION                       2.91(3)              2.13(3)              2.15(3)              3.16(3)
                                      2.05(4)              2.13(4)              2.15(4)                --

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFOMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.

** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.

+ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C IS 1.0% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

++   CLASS D HAS NO SALES CHARGE.

(1) THE RUSSELL 3000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000(R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LIPPER MULTI-CAP GROWTH FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER MULTI-CAP GROWTH FUNDS CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX.

(3) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.

(4) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.

~~   ENDING VALUE ASSUMING A COMPLETE REDEMPTION ON JULY 31, 2005.

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/05 - 07/31/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           BEGINNING          ENDING          EXPENSES PAID
                                                         ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD *
                                                         -------------     -------------     ---------------
                                                                                                02/01/05 -
                                                           02/01/05          07/31/05           07/31/05
                                                         -------------     -------------     ---------------
CLASS A
Actual (12.96% return)                                    $  1,000.00       $  1,129.60       $       7.50
Hypothetical (5% annual return before expenses)           $  1,000.00       $  1,017.75       $       7.10

CLASS B
Actual (12.44% return)                                    $  1,000.00       $  1,124.40       $      11.43
Hypothetical (5% annual return before expenses)           $  1,000.00       $  1,014.03       $      10.84

CLASS C
Actual (12.43% return)                                    $  1,000.00       $  1,124.30       $      11.38
Hypothetical (5% annual return before expenses)           $  1,000.00       $  1,014.08       $      10.79

CLASS D
Actual (13.08% return)                                    $  1,000.00       $  1,130.80       $       6.18
Hypothetical (5% annual return before expenses)           $  1,000.00       $  1,018.99       $       5.86

----------
    * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.42%, 2.17%, 2.16% AND 1.17% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Fund's performance was lower than its performance peer group average for the three-year period but better for the one- and five-year periods. The Board concluded that the Fund's overall performance was competitive with its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Fund.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Fund. The Board noted that: (i) the Fund's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; and (ii) the Fund's total expense ratio was also lower than the average total expense ratio of the funds included in the Fund's expense peer group. The Board concluded that the Fund's management fee and total expense ratio were competitive with those of the Fund's expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Fund shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Fund through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the

Fund. The Adviser informed the Board that it does not use Fund commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE FUND'S NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE FUND AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY AGGRESSIVE EQUITY FUND
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

NUMBER OF
  SHARES                                                                                  VALUE
----------------------------------------------------------------------------------------------------
            COMMON STOCKS (99.1%)
            ADVERTISING/MARKETING
            SERVICES (6.2%)
  164,500   Getty Images, Inc.*                                                      $    13,283,375
  145,200   Lamar Advertising Co.
             (Class A)*                                                                    6,390,252
                                                                                     ---------------
                                                                                          19,673,627
                                                                                     ---------------
            AIR FREIGHT/COURIERS (3.7%)
   95,700   C.H. Robinson Worldwide, Inc.                                                  5,987,949
  105,800   Expeditors International of
             Washington, Inc.                                                              5,824,290
                                                                                     ---------------
                                                                                          11,812,239
                                                                                     ---------------
            CASINO/GAMING (7.0%)
  272,300   International Game
             Technology                                                                    7,450,128
  134,600   Station Casinos, Inc.                                                          9,886,370
   89,160   Wynn Resorts, Ltd.*                                                            5,019,708
                                                                                     ---------------
                                                                                          22,356,206
                                                                                     ---------------
            CHEMICALS: AGRICULTURAL (3.2%)
  151,320   Monsanto Co.                                                                  10,194,428
                                                                                     ---------------
            COMPUTER PROCESSING
            HARDWARE (1.9%)
  152,900   Dell, Inc.*                                                                    6,187,863
                                                                                     ---------------
            CONSTRUCTION MATERIALS (1.1%)
   59,300   Rinker Group Ltd.
             (ADR) (Australia)                                                             3,406,192
                                                                                     ---------------
            DISCOUNT STORES (5.0%)
  134,800   Costco Wholesale Corp.                                                         6,196,756
   62,200   Sears Holdings Corp.*                                                          9,593,106
                                                                                     ---------------
                                                                                          15,789,862
                                                                                     ---------------
            ELECTRONIC PRODUCTION
            EQUIPMENT (2.2%)
  196,000   Tessera Technologies, Inc.*                                                    6,883,520
                                                                                     ---------------
            GAS DISTRIBUTORS (1.0%)
   47,300   Questar Corp.                                                                  3,319,514
                                                                                     ---------------
            HOME BUILDING (2.2%)
    7,654   NVR, Inc.*                                                               $     7,179,452
                                                                                     ---------------
            HOTELS/RESORTS/
            CRUISELINES (3.6%)
  219,600   Carnival Corp. (Panama)                                                       11,507,040
                                                                                     ---------------
            INTERNET RETAIL (1.2%)
   85,300   Amazon.com, Inc.*                                                              3,853,001
                                                                                     ---------------
            INTERNET SOFTWARE/
            SERVICES (7.8%)
   57,100   Google, Inc. (Class A)*                                                       16,431,096
  252,500   Yahoo!, Inc.*                                                                  8,418,350
                                                                                     ---------------
                                                                                          24,849,446
                                                                                     ---------------
            INVESTMENT BANKS/
            BROKERS (4.8%)
   28,555   Chicago Mercantile Exchange
             Holdings, Inc.                                                                8,596,483
  174,899   Greenhill & Co., Inc.                                                          6,709,126
                                                                                     ---------------
                                                                                          15,305,609
                                                                                     ---------------
            MEDICAL DISTRIBUTORS (1.4%)
  101,300   Patterson Companies, Inc.*                                                     4,517,980
                                                                                     ---------------
            MEDICAL SPECIALTIES (2.6%)
  107,500   Dade Behring Holdings Inc.                                                     8,148,500
                                                                                     ---------------
            MISCELLANEOUS COMMERCIAL
            SERVICES (5.2%)
  205,900   Corporate Executive
             Board Co. (The)                                                              16,612,012
                                                                                     ---------------
            OIL & GAS PRODUCTION (6.7%)
   23,030   Southwestern Energy Co.*                                                       1,269,183
  527,520   Ultra Petroleum Corp.
             (Canada)*                                                                    20,003,558
                                                                                     ---------------
                                                                                          21,272,741
                                                                                     ---------------
            OTHER CONSUMER
            SERVICES (9.0%)
   78,700   Career Education Corp.*                                                        3,052,773
  450,100   eBay Inc.*                                                                    18,805,178
   69,600   Strayer Education, Inc.                                                        6,850,728
                                                                                     ---------------
                                                                                          28,708,679
                                                                                     ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                                  VALUE
----------------------------------------------------------------------------------------------------
            PACKAGED SOFTWARE (3.2%)
  270,700   Red Hat, Inc.*                                                           $     4,125,468
  254,500   Salesforce.com Inc.*                                                           5,993,475
                                                                                     ---------------
                                                                                          10,118,943
                                                                                     ---------------
            PERSONNEL SERVICES (2.9%)
  306,600   Monster Worldwide, Inc.*                                                       9,311,442
                                                                                     ---------------
            PROPERTY - CASUALTY
            INSURERS (1.8%)
    2,074   Berkshire Hathaway, Inc.
             (Class B)*                                                                    5,769,868
                                                                                     ---------------
            RECREATIONAL PRODUCTS (4.0%)
  167,300   Electronic Arts Inc.*                                                          9,636,480
   99,800   Shanda Interactive
             Entertainment, Ltd. (ADR)
             (Cayman Islands)*                                                             3,264,448
                                                                                     ---------------
                                                                                          12,900,928
                                                                                     ---------------
            RESTAURANTS (1.9%)
  103,900   P.F. Chang's China
             Bistro, Inc.*                                                                 5,921,261
                                                                                     ---------------
            SEMICONDUCTORS (1.6%)
  117,500   Marvell Technology
             Group Ltd. (Bermuda)*                                                         5,133,575
                                                                                     ---------------
            SERVICES TO THE HEALTH
            INDUSTRY (2.5%)
  137,884   Stericycle, Inc.*                                                              8,013,818
                                                                                     ---------------
            SPECIALTY
            TELECOMMUNICATIONS (2.0%)
  298,416   Crown Castle International
             Corp.*                                                                        6,493,532
                                                                                     ---------------
            WIRELESS
            TELECOMMUNICATIONS (3.4%)
  490,200   America Movil S.A. de C.V.
             (Series L) (ADR) (Mexico)                                                    10,911,852
                                                                                     ---------------
            TOTAL COMMON STOCKS
             (COST $268,078,179)                                                         316,153,130
                                                                                     ---------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                       VALUE
----------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENT (1.5%)
                  REPURCHASE AGREEMENT
$         4,783   Joint repurchase agreement
                   account 3.29% due 08/01/05
                   (dated 07/29/05;
                   proceeds $4,784,311) (a)
                   (COST $4,783,000)                                                       $     4,783,000
                                                                                           ---------------

TOTAL INVESTMENTS
 (COST $272,861,179) (b)                                                        100.6%         320,936,130
LIABILITIES IN EXCESS OF
 OTHER ASSETS                                                                    (0.6)          (1,959,519)
                                                                                -----      ---------------
NET ASSETS                                                                      100.0%     $   318,976,611
                                                                                =====      ===============

----------
   ADR   AMERICAN DEPOSITARY RECEIPT.
    *    NON-INCOME PRODUCING SECURITY.
   (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $272,861,179. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $51,542,564 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,467,613, RESULTING IN NET UNREALIZED APPRECIATION OF $48,074,951.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY AGGRESSIVE EQUITY
SUMMARY OF INVESTMENTS - JULY 31, 2005

                                                                         PERCENT OF
INDUSTRY                                                  VALUE          NET ASSETS
-------------------------------------------------------------------------------------
Other Consumer Services                              $    28,708,679              9.0%
Internet Software/Services                                24,849,446              7.8
Casino/Gaming                                             22,356,206              7.0
Oil & Gas Production                                      21,272,741              6.7
Advertising/
 Marketing Services                                       19,673,627              6.2
Miscellaneous Commercial
 Services                                                 16,612,012              5.2
Discount Stores                                           15,789,862              5.0
Investment Banks/Brokers                                  15,305,609              4.8
Recreational Products                                     12,900,928              4.0
Air Freight/Couriers                                      11,812,239              3.7
Hotels/Resorts/Cruiselines                                11,507,040              3.6
Wireless
 Telecommunications                                       10,911,852              3.4
Chemicals: Agricultural                                   10,194,428              3.2
Packaged Software                                         10,118,943              3.2
Personnel Services                                         9,311,442              2.9
Medical Specialties                                  $     8,148,500              2.6%
Services To The
 Health Industry                                           8,013,818              2.5
Home Building                                              7,179,452              2.2
Electronic Production
 Equipment                                                 6,883,520              2.2
Specialty
 Telecommunications                                        6,493,532              2.0
Computer Processing
 Hardware                                                  6,187,863              1.9
Restaurants                                                5,921,261              1.9
Property - Casualty Insurers                               5,769,868              1.8
Semiconductors                                             5,133,575              1.6
Repurchase Agreement                                       4,783,000              1.5
Medical Distributors                                       4,517,980              1.4
Internet Retail                                            3,853,001              1.2
Construction Materials                                     3,406,192              1.1
Gas Distributors                                           3,319,514              1.0
                                                     ---------------    -------------
                                                     $   320,936,130            100.6%
                                                     ===============    =============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY AGGRESSIVE EQUITY FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2005

ASSETS:
Investments in securities, at value (cost $272,861,179)                       $   320,936,130
Receivable for:
    Investments sold                                                                  738,901
    Shares of beneficial interest sold                                                102,856
    Foreign withholding taxes reclaimed                                                 7,060
Prepaid expenses and other assets                                                      32,275
                                                                              ---------------
    TOTAL ASSETS                                                                  321,817,222
                                                                              ---------------
LIABILITIES:
Payable for:
    Investments purchased                                                           2,052,737
    Shares of beneficial interest redeemed                                            273,061
    Distribution fee                                                                  237,902
    Investment advisory fee                                                           177,747
    Administration fee                                                                 21,224
Accrued expenses and other payables                                                    77,940
                                                                              ---------------
    TOTAL LIABILITIES                                                               2,840,611
                                                                              ---------------
    NET ASSETS                                                                $   318,976,611
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                               $   666,635,891
Net unrealized appreciation                                                        48,076,892
Accumulated net investment loss                                                          (360)
Accumulated net realized loss                                                    (395,735,812)
                                                                              ---------------
    NET ASSETS                                                                $   318,976,611
                                                                              ===============
CLASS A SHARES:
Net Assets                                                                    $    42,145,696
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                           3,994,825
    NET ASSET VALUE PER SHARE                                                 $         10.55
                                                                              ===============
    MAXIMUM OFFERING PRICE PER SHARE,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)                           $         11.13
                                                                              ===============
CLASS B SHARES:
Net Assets                                                                    $   244,707,857
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                          24,405,840
    NET ASSET VALUE PER SHARE                                                 $         10.03
                                                                              ===============
CLASS C SHARES:
Net Assets                                                                    $    30,385,884
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                           3,026,897
    NET ASSET VALUE PER SHARE                                                 $         10.04
                                                                              ===============
CLASS D SHARES:
Net Assets                                                                    $     1,737,174
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                             162,118
    NET ASSET VALUE PER SHARE                                                 $         10.72
                                                                              ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2005

NET INVESTMENT LOSS:
INCOME
Dividends (net of $22,881 foreign withholding tax)                            $     2,194,511
Interest                                                                               69,162
                                                                              ---------------
    TOTAL INCOME                                                                    2,263,673
                                                                              ---------------

EXPENSES
Distribution fee (Class A shares)                                                      54,354
Distribution fee (Class B shares)                                                   2,828,306
Distribution fee (Class C shares)                                                     316,010
Investment advisory fee                                                             2,338,311
Transfer agent fees and expenses                                                    1,105,189
Administration fee                                                                    198,840
Shareholder reports and notices                                                       103,512
Registration fees                                                                      65,276
Professional fees                                                                      63,642
Custodian fees                                                                         37,301
Trustees' fees and expenses                                                             4,538
Other                                                                                  27,142
                                                                              ---------------
    TOTAL EXPENSES                                                                  7,142,421
                                                                              ---------------
    NET INVESTMENT LOSS                                                            (4,878,748)
                                                                              ---------------

Net Realized and Unrealized Gain:
Net realized gain                                                                  47,277,366
Net change in unrealized appreciation                                              33,865,577
                                                                              ---------------
    NET GAIN                                                                       81,142,943
                                                                              ---------------
NET INCREASE                                                                  $    76,264,195
                                                                              ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    FOR THE YEAR      FOR THE YEAR
                                                                                       ENDED             ENDED
                                                                                   JULY 31, 2005     JULY 31, 2004
                                                                                   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                                $   (4,878,748)   $   (6,470,810)
Net realized gain                                                                      47,277,366        68,831,800
Net change in unrealized appreciation/depreciation                                     33,865,577       (25,961,207)
                                                                                   --------------    --------------

    NET INCREASE                                                                       76,264,195        36,399,783

Net decrease from transactions in shares of beneficial interest                      (123,847,024)     (118,954,439)
                                                                                   --------------    --------------
    NET DECREASE                                                                      (47,582,829)      (82,554,656)

NET ASSETS:
Beginning of period                                                                   366,559,440       449,114,096
                                                                                   --------------    --------------

END OF PERIOD
(INCLUDING ACCUMULATED NET INVESTMENT LOSSES OF $360 AND $215, RESPECTIVELY)       $  318,976,611    $  366,559,440
                                                                                   ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY AGGRESSIVE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2005

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Aggressive Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund was organized as a Massachusetts business trust on October 29, 1997 and commenced operations on February 24, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS
Effective November 1, 2004, pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate to the net assets of the Fund determined as of the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion.

Effective November 1, 2004, pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Prior to November 1, 2004, the Fund retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement pursuant to which the Fund paid the Investment Adviser a monthly management fee accrued daily and payable monthly, by applying the following annual rates to the net assets of Fund determined as of the close of each business day: 0.75% to the portion of the daily net assets not exceeding $2 billion; and 0.725% to the portion of the daily net assets exceeding $2 billion.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- up to 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $21,275,637 at July 31, 2005.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2005, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.99%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2005, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $2,000, $647,158 and $2,199, respectively and received $14,059 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2005, aggregated $414,359,967 and $543,449,338, respectively. Included in the aforementioned are purchases and sales with other Morgan Stanley funds of $313,243 and $282,052, respectively including a net realized gain of $50,928.

For the year ended July 31, 2005, the Fund incurred brokerage commissions of $21,542 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

At July 31, 2005, Morgan Stanley Fund of Funds -- Domestic Portfolio, an affiliate of the Investment Adviser, Administrator and Distributor held 70,187 Class D shares of beneficial interest of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent. At July 31, 2005, the Fund had transfer agent fees and expenses payable of approximately $6,300.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of July 31, 2005, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings                                          --
Capital loss carryforward*                         $    (395,735,804)
Temporary differences                                           (368)
Net unrealized appreciation                               48,076,892
                                                   -----------------
Total accumulated losses                           $    (347,659,280)
                                                   =================

*During the year ended July 31, 2005, the Fund utilized $46,857,586 of its net capital loss carryforward. As of July 31, 2005, the Fund had a net capital loss carryforward of $395,735,804 of which $274,679,081 will expire on July 31, 2010 and $121,056,723 will expire on July 31, 2011 to offset future capital gains to the extent provided by regulations.

As of July 31, 2005, the Fund had temporary book/tax differences attributable to nondeductible expenses and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net investment loss was credited $4,878,603.

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also rise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

7. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                          FOR THE YEAR                        FOR THE YEAR
                                                              ENDED                               ENDED
                                                          JULY 31, 2005                       JULY 31, 2004
                                                --------------------------------    --------------------------------
                                                    SHARES            AMOUNT            SHARES            AMOUNT
                                                --------------    --------------    --------------    --------------
CLASS A SHARES
Sold                                                   231,806    $    2,009,382           220,437    $    1,847,474
Conversion from Class B                              2,971,793        26,716,883                --                --
Redeemed                                            (1,195,775)      (11,026,653)         (611,642)       (5,246,780)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) -- Class A                   2,007,824        17,699,612          (391,205)       (3,399,306)
                                                --------------    --------------    --------------    --------------
CLASS B SHARES
Sold                                                   607,812         5,372,272         1,388,713        11,363,567
Conversion to Class A                               (3,122,042)      (26,716,883)               --                --
Redeemed                                           (12,433,367)     (108,895,987)      (14,138,172)     (116,228,250)
                                                --------------    --------------    --------------    --------------
Net decrease -- Class B                            (14,947,597)     (130,240,598)      (12,749,459)     (104,864,683)
                                                --------------    --------------    --------------    --------------
CLASS C SHARES
Sold                                                   113,688         1,001,636           226,518         1,868,007
Redeemed                                            (1,304,111)      (11,509,513)       (1,452,268)      (11,955,602)
                                                --------------    --------------    --------------    --------------
Net decrease -- Class C                             (1,190,423)      (10,507,877)       (1,225,750)      (10,087,595)
                                                --------------    --------------    --------------    --------------
CLASS D SHARES
Sold                                                     9,562            90,754           110,174           951,405
Redeemed                                               (94,938)         (888,915)         (179,248)       (1,554,260)
                                                --------------    --------------    --------------    --------------
Net decrease -- Class D                                (85,376)         (798,161)          (69,074)         (602,855)
                                                --------------    --------------    --------------    --------------
Net decrease in Fund                               (14,215,572)   $ (123,847,024)      (14,435,488)   $ (118,954,439)
                                                ==============    ==============    ==============    ==============

8. LEGAL MATTERS
The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 10, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

MORGAN STANLEY AGGRESSIVE EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                      FOR THE YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------------
                                                    2005           2004           2003           2002           2001
                                                ------------   ------------   ------------   ------------   ------------
CLASS A SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $       8.34   $       7.71   $       7.51   $       9.62   $      15.24
                                                ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment loss++                                (0.08)         (0.07)         (0.02)         (0.03)          0.00
  Net realized and unrealized gain (loss)               2.29           0.70           0.22          (2.05)         (3.90)
                                                ------------   ------------   ------------   ------------   ------------
Total income (loss) from investment
 operations                                             2.21           0.63           0.20          (2.08)         (3.90)
                                                ------------   ------------   ------------   ------------   ------------
Less distributions from net realized gains                 -              -              -          (0.03)         (1.72)
                                                ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                  $      10.55   $       8.34   $       7.71   $       7.51   $       9.62
                                                ============   ============   ============   ============   ============

TOTAL RETURN+                                          26.50%          8.17%          2.66%        (21.65)%       (28.31)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                1.42%          1.37%          1.40%          1.29%          1.16%
Net investment loss                                    (0.75)%        (0.77)%        (0.32)%        (0.39)%        (0.03)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $     42,146   $     16,564   $     18,340   $     21,888   $     39,662
Portfolio turnover rate                                  123%           219%           263%           325%           399%

----------
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                      FOR THE YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------------
                                                    2005           2004           2003           2002           2001
                                                ------------   ------------   ------------   ------------   ------------
CLASS B SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $       7.98   $       7.44   $       7.31   $       9.42   $      15.08
                                                ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment loss++                                (0.13)         (0.12)         (0.08)         (0.10)         (0.10)
  Net realized and unrealized gain
   (loss)                                               2.18           0.66           0.21          (1.98)         (3.84)
                                                ------------   ------------   ------------   ------------   ------------
Total income (loss) from investment
 operations                                             2.05           0.54           0.13          (2.08)         (3.94)
                                                ------------   ------------   ------------   ------------   ------------
Less distributions from net realized
 gains                                                     -              -              -          (0.03)         (1.72)
                                                ------------   ------------   ------------   ------------   ------------

Net asset value, end of period                  $      10.03   $       7.98   $       7.44   $       7.31   $       9.42
                                                ============   ============   ============   ============   ============

TOTAL RETURN+                                          25.69%          7.26%          1.78%        (22.11)%       (28.93)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                2.17%          2.13%          2.15%          2.05%          1.94%
Net investment loss                                    (1.50)%        (1.53)%        (1.07)%        (1.15)%        (0.81)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $    244,708   $    314,195   $    387,751   $    492,959   $    881,115
Portfolio turnover rate                                  123%           219%           263%           325%           399%

----------
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                      FOR THE YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------------
                                                    2005           2004           2003           2002           2001
                                                ------------   ------------   ------------   ------------   ------------
CLASS C SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $       7.99   $       7.45   $       7.32   $       9.42   $      15.08
                                                ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment loss++                                (0.13)         (0.12)         (0.08)         (0.09)         (0.10)
  Net realized and unrealized gain (loss)               2.18           0.66           0.21          (1.98)         (3.84)
                                                ------------   ------------   ------------   ------------   ------------
Total income (loss) from investment
 operations                                             2.05           0.54           0.13          (2.07)         (3.94)
                                                ------------   ------------   ------------   ------------   ------------
Less distributions from net realized gains                 -              -              -          (0.03)         (1.72)
                                                ------------   ------------   ------------   ------------   ------------

Net asset value, end of period                  $      10.04   $       7.99   $       7.45   $       7.32   $       9.42
                                                ============   ============   ============   ============   ============

TOTAL RETURN+                                          25.66%          7.25%          1.78%        (22.00)%       (28.93)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                2.16%          2.12%          2.15%          1.93%          1.94%
Net investment loss                                    (1.49)%        (1.52)%        (1.07)%        (1.03)%        (0.81)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $     30,386   $     33,710   $     40,555   $     49,639   $     83,603
Portfolio turnover rate                                  123%           219%           263%           325%           399%

----------
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                      FOR THE YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------------
                                                    2005           2004           2003           2002           2001
                                                ------------   ------------   ------------   ------------   ------------
CLASS D SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $       8.45   $       7.80   $       7.58   $       9.68   $      15.30
                                                ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income (loss)++                       (0.05)         (0.04)         (0.01)         (0.01)          0.02
  Net realized and unrealized gain (loss)               2.32           0.69           0.23          (2.06)         (3.92)
                                                ------------   ------------   ------------   ------------   ------------
Total income (loss) from investment
 operations                                             2.27           0.65           0.22          (2.07)         (3.90)
                                                ------------   ------------   ------------   ------------   ------------
Less distributions from net realized gains                 -              -              -          (0.03)         (1.72)
                                                ------------   ------------   ------------   ------------   ------------

Net asset value, end of period                  $      10.72   $       8.45   $       7.80   $       7.58   $       9.68
                                                ============   ============   ============   ============   ============

TOTAL RETURN+                                          26.86%          8.33%          2.90%        (21.33)%       (28.26)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                1.17%          1.13%          1.15%          1.05%          0.94%
Net investment income (loss)                           (0.50)%        (0.53)%        (0.07)%        (0.15)%         0.19%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $      1,737   $      2,091   $      2,468   $      2,622   $      5,111
Portfolio turnover rate                                  123%           219%           263%           325%           399%

----------
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY AGGRESSIVE EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF
TRUSTEES OF MORGAN STANLEY AGGRESSIVE EQUITY FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Aggressive Equity Fund (the "Fund"), including the portfolio of investments, as of July 31, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Aggressive Equity Fund as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
SEPTEMBER 16, 2005

MORGAN STANLEY AGGRESSIVE EQUITY FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                          TERM OF                                      IN FUND
                          POSITION(S)   OFFICE AND                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S) DURING    OVERSEEN         OTHER DIRECTORSHIPS
  INDEPENDENT TRUSTEE     REGISTRANT   TIME SERVED*          PAST 5 YEARS**          BY TRUSTEE***        HELD BY TRUSTEE
------------------------  -----------  ------------  ------------------------------  -------------  ------------------------------
Michael Bozic (64)        Trustee      Since April   Private Investor; Director or   197            Director of various business
c/o Kramer Levin                       1994          Trustee of the Retail Funds                    organizations.
Naftalis & Frankel LLP                               (since April 1994) and the
Counsel to the                                       Institutional Funds (since
Independent Trustees                                 July 2003); formerly Vice
1177 Avenue of the                                   Chairman of Kmart Corporation
Americas                                             (December 1998-October 2000),
New York, NY 10036                                   Chairman and Chief Executive
                                                     Officer of Levitz Furniture
                                                     Corporation (November
                                                     1995-November 1998) and
                                                     President and Chief Executive
                                                     Officer of Hills Department
                                                     Stores (May 1991-July 1995);
                                                     formerly variously Chairman,
                                                     Chief Executive Officer,
                                                     President and Chief Operating
                                                     Officer (1987-1991) of the
                                                     Sears Merchandise Group of
                                                     Sears, Roebuck & Co.

Edwin J. Garn (72)        Trustee      Since         Consultant; Director or         197            Director of Franklin Covey
1031 N. Chartwell Court                January 1993  Trustee of the Retail Funds                    (time management systems), BMW
Salt Lake City, UT 84103                             (since January 1993) and the                   Bank of North America, Inc.
                                                     Institutional Funds (since                     (industrial loan corporation),
                                                     July 2003); member of the Utah                 Escrow Bank USA (industrial
                                                     Regional Advisory Board of                     loan corporation), United
                                                     Pacific Corp. (utility                         Space Alliance (joint venture
                                                     company); formerly Managing                    between Lockheed Martin and
                                                     Director of Summit Ventures                    the Boeing Company) and Nuskin
                                                     LLC (lobbying and consulting                   Asia Pacific (multilevel
                                                     firm) (2000-2004); United                      marketing); member of the
                                                     States Senator (R-Utah)                        board of various civic and
                                                     (1974-1992) and Chairman,                      charitable organizations.
                                                     Senate Banking Committee
                                                     (1980-1986), Mayor of Salt
                                                     Lake City, Utah (1971-1974),
                                                     Astronaut, Space Shuttle
                                                     Discovery (April 12-19, 1985),
                                                     and Vice Chairman, Huntsman
                                                     Corporation (chemical
                                                     company).

Wayne E. Hedien (71)      Trustee      Since         Retired; Director or Trustee    197            Director of The PMI Group Inc.
c/o Kramer Levin                       September     of the Retail Funds (since                     (private mortgage insurance);
Naftalis & Frankel LLP                 1997          September 1997) and the                        Trustee and Vice Chairman of
Counsel to the                                       Institutional Funds (since                     The Field Museum of Natural
Independent Trustees                                 July 2003); formerly                           History; director of various
1177 Avenue of the                                   associated with the Allstate                   other business and charitable
Americas                                             Companies (1966-1994), most                    organizations.
New York, NY 10036                                   recently as Chairman of The
                                                     Allstate Corporation (March
                                                     1993-December 1994) and
                                                     Chairman and Chief Executive
                                                     Officer of its wholly-owned
                                                     subsidiary, Allstate Insurance
                                                     Company (July 1989-December
                                                     1994).

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                          TERM OF                                      IN FUND
                          POSITION(S)   OFFICE AND                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S) DURING    OVERSEEN         OTHER DIRECTORSHIPS
  INDEPENDENT TRUSTEE     REGISTRANT   TIME SERVED*          PAST 5 YEARS**          BY TRUSTEE***        HELD BY TRUSTEE
------------------------  -----------  ------------  ------------------------------  -------------  ------------------------------
Dr. Manuel H. Johnson     Trustee      Since July    Senior Partner, Johnson         197            Director of NVR, Inc. (home
(56)                                   1991          Smick International, Inc.,                     construction); Director of
c/o Johnson Smick Group,                             a consulting firm; Chairman                    KFX Energy; Director of RBS
Inc.                                                 of the Audit Committee and                     Greenwich Capital Holdings
888 16th Street, NW                                  Director or Trustee of the                     (financial holding
Suite 740                                            Retail Funds (since July                       company).
Washington, D.C. 20006                               1991) and the Institutional
                                                     Funds (since July 2003);
                                                     Co-Chairman and a founder
                                                     of the Group of Seven
                                                     Council (G7C), an
                                                     international economic
                                                     commission; formerly Vice
                                                     Chairman of the Board of
                                                     Governors of the Federal
                                                     Reserve System and
                                                     Assistant Secretary of the
                                                     U.S. Treasury.

Joseph J. Kearns (62)     Trustee      Since July    President, Kearns & Associates  198            Director of Electro Rent
c/o Kearns & Associates                2003          LLC (investment consulting);                   Corporation (equipment
LLC                                                  Deputy Chairman of the Audit                   leasing), The Ford Family
PMB754                                               Committee and Director or                      Foundation, and the UCLA
23852 Pacific Coast                                  Trustee of the Retail Funds                    Foundation.
Highway                                              (since July 2003) and the
Malibu, CA 90265                                     Institutional Funds (since
                                                     August 1994); previously
                                                     Chairman of the Audit
                                                     Committee of the Institutional
                                                     Funds (October 2001- July
                                                     2003); formerly CFO of the
                                                     J. Paul Getty Trust.

Michael E. Nugent (69)    Trustee      Since July    General Partner of Triumph      197            Director of various business
c/o Triumph Capital,                   1991          Capital, L.P., a private                       organizations.
L.P.                                                 investment partnership;
445 Park Avenue                                      Chairman of the Insurance
New York, NY 10022                                   Committee and Director or
                                                     Trustee of the Retail Funds
                                                     (since July 1991) and the
                                                     Institutional Funds (since
                                                     July 2001); formerly Vice
                                                     President, Bankers Trust
                                                     Company and BT Capital
                                                     Corporation (1984-1988).

Fergus Reid (72)          Trustee      Since July    Chairman of Lumelite Plastics   198            Trustee and Director of
c/o Lumelite Plastics                  2003          Corporation; Chairman of the                   certain investment companies
Corporation                                          Governance Committee and                       in the JPMorgan Funds complex
85 Charles Colman Blvd.                              Director or Trustee of the                     managed by J.P. Morgan
Pawling, NY 12564                                    Retail Funds (since July 2003)                 Investment Management Inc.
                                                     and the Institutional Funds
                                                     (since June 1992).

INTERESTED TRUSTEES:

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                          TERM OF                                      IN FUND
                          POSITION(S)   OFFICE AND                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S) DURING    OVERSEEN         OTHER DIRECTORSHIPS
  INTERESTED TRUSTEE      REGISTRANT   TIME SERVED*          PAST 5 YEARS**          BY TRUSTEE***        HELD BY TRUSTEE
------------------------  -----------  ------------  ------------------------------  -------------  ------------------------------
Charles A. Fiumefreddo    Chairman of  Since July    Chairman and Director or        197            None.
(72)                      the Board    1991          Trustee of the Retail Funds
c/o Morgan Stanley Trust  and Trustee                (since July 1991) and the
Harborside Financial                                 Institutional Funds (since
Center,                                              July 2003); formerly Chief
Plaza Two,                                           Executive Officer of the
Jersey City, NJ 07311                                Retail Funds (until September
                                                     2002).

James F. Higgins (57)     Trustee      Since June    Director or Trustee of the      197            Director of AXA Financial,
c/o Morgan Stanley Trust               2000          Retail Funds (since June                       Inc. and The Equitable Life
Harborside Financial                                 2000) and the Institutional                    Assurance Society of the
Center,                                              Funds (since July 2003);                       United States (financial
Plaza Two,                                           Senior Advisor of Morgan                       services).
Jersey City, NJ 07311                                Stanley (since August
                                                     2000); Director of the
                                                     Distributor and Dean Witter
                                                     Realty Inc.; previously
                                                     President and Chief
                                                     Operating Officer of the
                                                     Private Client Group of
                                                     Morgan Stanley (May 1999-
                                                     August 2000), and President
                                                     and Chief Operating Officer
                                                     of Individual Securities of
                                                     Morgan Stanley (February
                                                     1997-May 1999).

----------
  * THIS IS THE EARLIEST DATE THE TRUSTEE BEGAN SERVING THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. (THE "INVESTMENT ADVISER") (THE "RETAIL FUNDS").
 ** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICES AS DIRECTOR/TRUSTEE FOR THE RETAIL FUNDS AND THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY AIP GP LP (THE "INSTITUTIONAL FUNDS") REFLECT THE EARLIEST DATE THE DIRECTOR/TRUSTEE BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.
*** THE FUND COMPLEX INCLUDES ALL OPEN-END AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY THE INVESTMENT ADVISER AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISER THAT IS AN AFFILIATED PERSON OF THE INVESTMENT ADVISER (INCLUDING, BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC.)

OFFICERS:

                                                  TERM OF
                                 POSITION(S)    OFFICE AND
   NAME, AGE AND ADDRESS OF       HELD WITH      LENGTH OF
      EXECUTIVE OFFICER          REGISTRANT     TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------  -------------  --------------  -----------------------------------------------------------------
Mitchell M. Merin (51)          President      Since May 1999  President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                    Investment Management Inc.; President, Director and Chief
New York, NY 10020                                             Executive Officer of the Investment Adviser and the
                                                               Administrator; Chairman and Director of the Distributor; Chairman
                                                               and Director of the Transfer Agent; Director of various Morgan
                                                               Stanley subsidiaries; President of the Institutional Funds (since
                                                               July 2003) and President of the Retail Funds (since May 1999);
                                                               Trustee (since July 2003) and President (since December 2002) of the Van Kampen Closed-End Funds; Trustee and President (since
                                                               October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (66)          Executive      Since April     Principal Executive Officer of Funds in the Fund Complex (since
1221 Avenue of the Americas     Vice           2003            May 2003); Managing Director of Morgan Stanley & Co.
New York, NY 10020              President and                  Incorporated, Morgan Stanley Investment Management Inc. and
                                Principal                      Morgan Stanley; Managing Director, Chief Administrative Officer
                                Executive                      and Director of the Investment Adviser and the Administrator;
                                Officer                        Director of the Transfer Agent; Managing Director and Director of
                                                               the Distributor; Executive Vice President and Principal Executive
                                                               Officer of the Institutional Funds (since July 2003) and the
                                                               Retail Funds (since April 2003); Director of Morgan Stanley SICAV
                                                               (since May 2004); previously, President and Director of the
                                                               Institutional Funds (March 2001-July 2003) and Chief Global
                                                               Operations Officer and Managing Director of Morgan Stanley
                                                               Investment Management Inc.

Joseph J. McAlinden (62)        Vice           Since July      Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas     President      1995            Adviser and Morgan Stanley Investment Management Inc.; Chief
New York, NY 10020                                             Investment Officer of the Van Kampen Funds; Vice President of the
                                                               Institutional Funds (since July 2003) and the Retail Funds (since
                                                               July 1995).

Barry Fink (50)                 Vice           Since February  General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas     President      1997            December 2000) of Morgan Stanley Investment Management Inc.;
New York, NY 10020                                             Managing Director (since December 2000), Secretary (since
                                                               February 1997) and Director of the Investment Adviser and the
                                                               Administrator; Vice President of the Retail Funds; Assistant
                                                               Secretary of Morgan Stanley DW; Vice President of the
                                                               Institutional Funds (since July 2003); Managing Director,
                                                               Secretary and Director of the Distributor; previously Secretary
                                                               (February 1997-July 2003) and General Counsel (February
                                                               1997-April 2004) of the Retail Funds; Vice President and
                                                               Assistant General Counsel of the Investment Adviser and the
                                                               Administrator (February 1997- December 2001).

Amy R. Doberman (43)            Vice           Since July      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas     President      2004            Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                             Management Inc. and the Investment Adviser, Vice President of the
                                                               Institutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing
                                                               Director and General Counsel - Americas, UBS Global Asset
                                                               Management (July 2000-July 2004) and General Counsel, Aeltus
                                                               Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41)               Chief          Since October   Executive Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas     Compliance     2004            Stanley Investment Management (since October 2004); Executive
New York, NY 10020              Officer                        Director of the Investment Adviser and Morgan Stanley Investment
                                                               Management Inc.; formerly Assistant Secretary and Assistant
                                                               General Counsel of the Morgan Stanley Retail Funds.

                                                  TERM OF
                                 POSITION(S)    OFFICE AND
   NAME, AGE AND ADDRESS OF       HELD WITH      LENGTH OF
      EXECUTIVE OFFICER          REGISTRANT     TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------  -------------  --------------  -----------------------------------------------------------------
Stefanie V. Chang (38)          Vice           Since July      Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas     President      2003            Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020                                             Vice President of the Institutional Funds (since December 1997)
                                                               and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance
                                                               US LLP).

Francis J. Smith (39)           Treasurer and  Treasurer       Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust        Chief          since July      Administration (since December 2001); previously, Vice President
Harborside Financial Center,    Financial      2003 and Chief  of the Retail Funds (September 2002-July 2003); Vice President of
Plaza Two,                      Officer        Financial       the Investment Adviser and the Administrator (August
Jersey City, NJ 07311                          Officer since   2000-November 2001) and Senior Manager at PricewaterhouseCoopers
                                               September 2002  LLP (January 1998-August 2000).

Thomas F. Caloia (59)           Vice           Since July      Executive Director (since December 2002) and Assistant Treasurer
c/o Morgan Stanley Trust        President      2003            of the Investment Adviser, the Distributor and the Administrator;
Harborside Financial Center,                                   previously Treasurer of the Retail Funds (April 1989-July 2003);
Plaza Two,                                                     formerly First Vice President of the Investment Adviser, the
Jersey City, NJ 07311                                          Distributor and the Administrator.

Mary E. Mullin (38)             Secretary      Since July      Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas                    2003            Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020                                             Secretary of the Institutional Funds (since June 1999) and the
                                                               Retail Funds (since July 2003); formerly practiced law with the
                                                               New York law firms of McDermott, Will & Emery and Skadden, Arps,
                                                               Slate, Meagher & Flom LLP.

----------
 * THIS IS THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL FUNDS. EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICE AS AN OFFICER FOR THE RETAIL AND INSTITUTIONAL FUNDS REFLECT THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

36052RPT-RA05-00749P-Y07/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS


                                                                  MORGAN STANLEY
                                                                      AGGRESSIVE
                                                                     EQUITY FUND


                                                                   ANNUAL REPORT
                                                                   JULY 31, 2005


[MORGAN STANLEY LOGO]

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

(d)  Not applicable.

(e)  Not applicable.

(f)

     (1)  The Fund's Code of Ethics is attached hereto as Exhibit A.

     (2)  Not applicable.

     (3)  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

        2005                                      REGISTRANT      COVERED ENTITIES(1)
        AUDIT FEES                              $       32,666                    N/A

        NON-AUDIT FEES
                  AUDIT-RELATED FEES            $          540(2) $         3,215,745(2)
                  TAX FEES                      $        5,502(3) $            24,000(4)
                  ALL OTHER FEES                $            -    $                 -
        TOTAL NON-AUDIT FEES                    $        6,042    $         3,239,745

        TOTAL                                   $       38,708    $         3,239,745

        2004                                      REGISTRANT      COVERED ENTITIES(1)
        AUDIT FEES                              $       31,230                    N/A

        NON-AUDIT FEES
                  AUDIT-RELATED FEES            $          452(2) $         3,225,276(2)
                  TAX FEES                      $        4,889(3) $           610,053(4)
                  ALL OTHER FEES                $            -    $                 -(5)
        TOTAL NON-AUDIT FEES                    $        5,341    $         3,835,329

        TOTAL                                   $       36,571    $         3,835,329

      N/A- Not applicable, as not required by Item 4.

      (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
      (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
      (3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.
      (4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.
      (5) All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                     AS ADOPTED AND AMENDED JULY 23, 2004,(1)

     1.   STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

     2.   DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     3.   AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     4.   AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     5.   TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     6.   ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

     8.   PROCEDURES

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

     9.   ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

     10.  COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

       MORGAN STANLEY RETAIL FUNDS
       Morgan Stanley Investment Advisors Inc.
       Morgan Stanley & Co. Incorporated
       Morgan Stanley DW Inc.
       Morgan Stanley Investment Management Inc.
       Morgan Stanley Investment Management Limited
       Morgan Stanley Investment Management Private Limited
       Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
       Van Kampen Asset Management
       Morgan Stanley Services Company, Inc.
       Morgan Stanley Distributors Inc.
       Morgan Stanley Trust FSB

       MORGAN STANLEY INSTITUTIONAL FUNDS
       Morgan Stanley Investment Management Inc.
       Morgan Stanley Investment Advisors Inc.
       Morgan Stanley Investment Management Limited
       Morgan Stanley Investment Management Private Limited
       Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
       Morgan Stanley & Co. Incorporated
       Morgan Stanley Distribution, Inc.
       Morgan Stanley AIP GP LP
       Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Aggressive Equity Fund

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
September 20, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
September 20, 2005

/s/ Francis Smith
Francis Smith
Principal Financial Officer
September 20, 2005